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                      MFS(R) Union Standard(R) Equity Fund

                  Supplement to the February 1, 1998 Prospectus

         Effective October 8, 1998, MFS terminated its contractual relationships with American Capital Strategies, Ltd. ("ACS"). ACS was retained to perform three functions:

              to screen companies for consideration for investment by the Fund, based on certain labor-sensitive criteria and to maintain the Labor Sensitivity Index ("LSI"), a common stock index comprised of these companies;

              to administer the affairs of the Labor Advisory Board ("LAB"), which is comprised of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts, and which assists in the screening process; and

              to vote proxies of companies included in the Fund's portfolio.

         MFS has arranged replacement services for each of these functions:

              MFS has retained Teresa Ghilarducci and Patrick Mason (the "Consultants") to screen companies for consideration for investment by the Fund based on certain labor-sensitivity criteria. Ms. Ghilarducci is the Director of the Higgins Labor Research Center of the University of Notre Dame Department of Economics, and both Ms. Ghilarducci and Mr. Mason are professors with the University of Notre Dame Department of Economics. The Consultants will provide MFS with a list of screened companies (the "Screened Company List") from which investments will be chosen by MFS for the Fund, and will update this List from time to time;

              The LAB will continue to assist in the screening process and will work directly with the Consultants; and

              MFS has retained JMR/Financial, Inc. to vote proxies of companies included in the Fund's portfolio. JMR/Financial, Inc. is an investment adviser registered with the Securities and Exchange Commission, and provides substantially the same proxy voting services as had been provided by ACS.

         MFS and the Fund have no further access to or the right to use the LSI. The Fund now invests, under normal market conditions, not less than 65% of its total assets in equity securities of companies that are on the Screened Companies List provided to MFS by the Consultants.

                The date of this Supplement is October 30, 1998.